FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Interest Expense [Abstract]
Interest and exchange rate expenses on long-term loans	$ 146	$ 134	$ 95
Expenses on short-term credit and bank charges	158	143	54
Effect of exchange rate differences on other expenses and net loss from derivative instruments	(31)	(59)	117
Other financing expenses, net	36	41	90
Financial expenses, net	$ 309	$ 259	$ 356